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                                                                  EXHIBIT 10.6


                            SARASOTA BANCORPORATION
                        INCENTIVE STOCK OPTION AGREEMENT

         THIS INCENTIVE STOCK OPTION AGREEMENT ("Option Agreement") made and entered into as of ________________________, by and between Sarasota BanCorporation (the "Company") and ______________________ ("Employee");

                              W I T N E S S E T H:

         WHEREAS, the Board of Directors of the Company has adopted that certain Stock Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by reference. Pursuant to the terms of the Plan, the Board of Directors has selected Employee to participate in the Plan and desires to grant to Employee certain incentive stock options to purchase shares of the Company's authorized $.01 par value common stock ("Stock"), subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       1. INCORPORATION OF PLAN PROVISIONS

         This Option Agreement is subject to and is to be construed in all respects in a manner which is consistent with the terms of the Plan, the provisions of which are hereby incorporated by reference into this Option Agreement. Unless specifically provided otherwise, all terms used in this Option Agreement shall have the same meaning as in the Plan.

                               2. GRANT OF OPTION

         Subject to the further terms and conditions of this Option Agreement, Employee is hereby granted an incentive stock option to purchase ____________ shares of Stock, effective as of the date first written above. This stock option is intended to be an Incentive Stock Option as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                         3. FAIR MARKET VALUE OF STOCK

         The Board of Directors has determined, in good faith and in its best judgment, that the fair market value per share of Stock as of the date this incentive stock option is granted is $____________.


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                                4. OPTION PRICE

         The Board of Directors has determined that the price for each share of Stock purchased under this Option Agreement shall be $____________.

                            5. EXPIRATION OF OPTIONS

         The option to acquire Stock pursuant to this Option Agreement shall expire (to the extent not previously fully exercised) upon the first to occur of the following:

                (a)        ____________ (the tenth anniversary of the Effective
Date);

                (b) The date which is three (3) months following the date upon which Employee ceases to be employed by the Company, or any Subsidiary of the Company, otherwise than as a result of Employee's death, permanent and total disability, or termination for Cause;

                (c) The date which is the first anniversary of the date upon which Employee ceases to be employed by the Company, or any Subsidiary of the Company, by reason of Employee's death or permanent and total disability;

                (d) The date upon which Employee ceases to be employed by the Company, or any Subsidiary of the Company, if Employee has been terminated for Cause; or

                (e) The date upon which Employee ceases his employment with the Company, or any Subsidiary of the Company, other than as a result of Employee's death or permanent and total disability, with respect to any portion of this option which is not then exercisable on the date Employee ceases her employment with the Company.

                              6. EXERCISE OF OPTION

         Unless options hereunder shall earlier lapse or expire pursuant to
Section 5 hereof, the option to acquire the aggregate number of ____________ shares under this option may be first exercised on the date hereof.

         To the extent such options become exercisable in accordance with the foregoing, Employee may exercise this incentive stock option, in whole or in part from time to time. The option exercise price shall be paid by Employee in cash. The aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which incentive stock options under the Plan (and any other incentive stock option plans maintained by the Company and its subsidiaries) are exercisable for the first time by any individual during any calendar year shall not exceed $100,000.

                              7. MANNER OF EXERCISE


         This incentive stock option may be exercised by written notice to the Company specifying the number of shares to be purchased and signed by Employee or such other person who may be entitled


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to acquire stock under this Option Agreement. If any such notice is signed by a person other than Employee, such person shall also provide such other information and documentation as the Board of Directors or the Committee may reasonably require to assure that such person is entitled to acquire Stock under the terms of the Plan and this Option Agreement.

                       8. RESTRICTIONS ON TRANSFERABILITY

         The incentive stock option granted hereunder shall not be transferable by Employee otherwise than by will or by the laws of descent and distribution, and such incentive stock option shall be exercisable during Employee's lifetime only by Employee.

              9. FURTHER RESTRICTIONS ON EXERCISE AND SALE OF STOCK

         Employee acknowledges and understands that the Stock subject to this Option Agreement is not registered under the Federal Securities Act of 1933, as amended ("Federal Act") or under the Florida Securities Act, as amended ("State Act"). Each option shall be subject to the requirement that if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The costs of any such listing, registration, qualification, consent or approval shall be paid by the Company. Alternatively, the Company shall not permit any exercise of this stock option unless it receives such representations, factual assurances, and legal opinions as it may deem necessary to determine and document the availability of an exemption from registration under both the Federal Act and the State Act with respect to any particular issuance of shares under this Option Agreement. Further, the Board of Directors shall require that Stock issued in respect of any exercise of this stock option shall bear such restrictions on further transfer as shall be necessary to insure the availability of any exemption so claimed.

                     10. REORGANIZATION AND RECAPITALIZATION

         In the event that dividends are payable in Stock of the Company or in the event there are splits, subdivisions or combinations of shares of Stock of the Company, the number of shares available under the Plan shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any option theretofore granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price.

         In case the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or in case the property or stock of the Company is acquired by another corporation, or in case of a separation, reorganization, recapitalization or liquidation of the Company, the Board of Directors of the Company, or the Board of Directors of any corporation assuming the obligations of the Company hereunder, shall either (i) make appropriate provision for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Company,


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or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to the shares of Stock of the Company, provided only that the excess of the aggregate fair market value of the shares subject to option immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to option immediately before such substitution over the purchase price thereof or (ii) upon written notice to the optionee provide that the option (including, in the discretion of the Board of Directors, any portion of such option which is not then exercisable) must be exercised within sixty (60) days of the date of such notice or it will be terminated.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by a member of the Board of Directors or a duly authorized officer of the Company, and Employee has executed this Option Agreement as of the date first above written.

                                              SARASOTA BANCORPORATION



                                              By:
                                                 ----------------------------

                                              Title:
                                                    -------------------------


ATTEST:

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Secretary or Assistant Secretary


                                              EMPLOYEE


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